UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 25, 2003
Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	000-24597 (Commission File Number)	84-1208770 (I.R.S. Employer Identification Number)

5395 Pearl Parkway
Boulder, Colorado 80301
(Address of principal executive offices)

(303) 442-5455
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note

          The purpose of this Amendment No. 1 to the Registrant’s Current Report on Form 8-K dated November 25, 2003 (the “November 25 Form 8-K”) is to amend Item 7 of the November 25 Form 8-K to provide (i) the financial statements of Paragon Networks International Inc. required by Item 7(a) of Form 8-K, and (ii) the pro forma financial information required by Item 7(b) of Form 8-K.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Paragon

The Condensed Consolidated Financial Statements (Unaudited) of Paragon Networks International Inc. as of September 30, 2003 and for the three month periods ended September 30, 2003 and 2002, and the Consolidated Financial Statements of Paragon Networks International Inc. as of and for the year ended June 30, 2003 are attached hereto as Exhibit 99.2 and incorporated herein by this reference.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Financial Statements as of September 30, 2003, for the nine-month period ended September 30, 2003 and for the year ended December 31, 2002 prepared to give effect to the acquisition of Paragon Networks International Inc. by Carrier Access Corporation are attached hereto as Exhibit 99.3 and incorporated herein by this reference

(c)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated November 13, 2003 by and among Carrier Access Corporation, a Delaware corporation, Ping Acquisition Corporation, a Delaware corporation, Paragon Networks International Inc., a Delaware corporation, and Granite Ventures L.L.C. as Stockholder Representative.

99.1*	Press Release dated as of November 25, 2003.

99.2	Condensed Consolidated Financial Statements of Paragon Networks International Inc. as of September 30, 2003 and for the three month periods ended September 30, 2003 and 2002 (Unaudited); Consolidated Financial Statements of Paragon Networks International Inc. as of and for the year ended June 30, 2003.

99.3	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements as of September 30, 2003, for the nine-month period ended September 30, 2003 and for the year ended December 31, 2002.

*	Previously filed.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 24, 2003		CARRIER ACCESS CORPORATION

	By:	/s/ Timothy R. Anderson

Timothy R. Anderson
Chief Financial Officer
(Authorized Signatory)

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EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated November 13, 2003 by and among Carrier Access Corporation, a Delaware corporation, Ping Acquisition Corporation, a Delaware corporation, Paragon Networks International Inc., a Delaware corporation, and Granite Ventures L.L.C. as Stockholder Representative.

99.1*	Press Release dated as of November 25, 2003.

99.2	Condensed Consolidated Financial Statements of Paragon Networks International Inc. as of September 30, 2003 and for the three month periods ended September 30, 2003 and 2002 (Unaudited); Consolidated Financial Statements of Paragon Networks International Inc. as of and for the year ended June 30, 2003.

99.3	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements as of September 30, 2003, for the nine-month period ended September 30, 2003 and for the year ended December 31, 2002.

*	Previously filed.